Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Other Liabilities, Current [Abstract]
Salary payable		$ 1,641	$ 1,477
Acquisition in long term investment	[1]	543	0
Accrued service fees		1,209	0
Others		11	150
Total		$ 3,404	$ 1,627

[1]	It represents the equity investment in two third-party companies, for which the relevant equity registration procedures have been completed, but the corresponding capital contribution has not been fully paid. The Company has paid $0.2 million as of the date of this annual report. The remaining amount will be paid before June 30, 2026.